UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2025

Datadog, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39051	27-2825503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 8th Avenue,	45th Floor
New York,	NY	10018
(Address of Principal Executive Offices)		(Zip Code)
(866) 329-4466
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	DDOG	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders.
The information set forth in Item 5.03 is incorporated by reference into this Item 3.03.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described in Item 5.07 below, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Datadog, Inc. (the “Company”) held on June 3, 2025, the stockholders of the Company approved the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (as amended and restated. the “Restated Charter”) to limit the liability of certain officers for monetary liability for breach of the fiduciary duty of care to the extent permitted by Delaware law and to make additional non-substantive and clarifying changes. Following approval by the Company’s stockholders, the Restated Charter became effective upon its filing with the Delaware Secretary of State on June 4, 2025.
The fuller description of the Restated Charter included under “Proposal 4 – Approval of Amended and Restated Certificate of Incorporation” in the definitive proxy statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on April 18, 2025 is incorporated by reference into this Item 3.03.
The general description of the Restated Charter set forth in this Item 3.03 is qualified in its entirety by reference to the full text thereof, which is attached as Exhibit 3.1 to this report and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders voted on the four proposals set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 18, 2025 (as supplemented on May 7, 2024, the “Proxy Statement”).
Proposal 1 – Election of Directors
Titi Cole, Matthew Jacobson and Julie Richardson were each elected to serve as a Class III director of the Company’s Board of Directors until the 2028 Annual Meeting of Stockholders and until their successor is duly elected or until their earlier resignation or removal, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Titi Cole	422,872,882	65,935,427	38,240,699
Matthew Jacobson	394,878,328	93,929,981	38,240,699
Julie Richardson	475,630,563	13,177,746	38,240,699
Proposal 2 – Approval, on a Non-Binding, Advisory Basis, of the Compensation of the Company’s Named Executive Officers
Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, by the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
469,345,963	18,442,819	1,019,527	38,240,699
Proposal 3 – Ratification of the Selection of Independent Registered Public Accounting Firm
The stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, by the following votes:

Votes For	Votes Against	Votes Abstain
525,309,888	994,410	744,710
Proposal 4 – Approval of the Amendment and Restatement of the Company's Amended and Restated Certificate of Incorporation to Provide for the Exculpation of Officers as Permitted by Delaware Law
Shareholders approved the amendment and restatement of the Company's Amended and Restated Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law and make additional non-substantive and clarifying changes, by the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
363,646,761	118,788,548	6,373,000	38,240,699
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Datadog, Inc.
104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Datadog, Inc.
Dated: June 5, 2025
	By:	/s/ Kerry Acocella
Kerry Acocella
General Counsel